Exhibit (n)(1)(i)

AMENDED SCHEDULE A

to the

SIXTEENTH AMENDED AND RESTATED MULTIPLE CLASS PLAN

PURSUANT TO RULE 18f-3
for
VOYA EQUITY TRUST
Funds				Share Classes
Voya Corporate Leaders® 100 Fund	A	C	I	P	P3	R	R6	T	W
	√	√	√	N/A	√	√	√	√	√
Voya Global Multi-Asset Fund	√	√	√	N/A	N/A	√	√	√	√
Voya Large-Cap Growth Fund	√	√	√	N/A	√	√	√	√	√
Voya Large Cap Value Fund	√	√	√	N/A	√	√	√	√	√
Voya Mid Cap Research Enhanced Index Fund	√	√	√	N/A	√	√	N/A	√	√
Voya MidCap Opportunities Fund	√	√	√	N/A	√	√	√	√	√
Voya Multi-Manager Mid Cap Value Fund	N/A	N/A	√	√	√	N/A	N/A	N/A	N/A
Voya Small Cap Growth Fund	√	√	√	N/A	√	√	√	√	√
Voya Small Company Fund	√	√	√	N/A	√	√	√	√	√
Voya SmallCap Opportunities Fund	√	√	√	N/A	√	√	√	√	√
Voya U.S. High Dividend Low Volatility Fund	√	N/A	√	N/A	√	N/A	√	√	N/A

Schedule A Last Amended: October 1, 2022, to reflect the addition of Class A, Class C, Class P3, Class R, Class T and Class W shares for Voya Small Cap Growth Fund.

AMENDED SCHEDULE B

to the

SIXTEENTH AMENDED AND RESTATED MULTIPLE CLASS PLAN

PURSUANT TO RULE 18f-3
		for
VOYA EQUITY TRUST
12b-1 Distribution and Service Fees
Paid Each Year by the Funds
(as a percentage of average net assets)
Funds				Share Classes
Voya Corporate Leaders® 100 Fund	A	C	I	P	P3	R	R6	T	W
	0.25	1.00	N/A	N/A	N/A	0.50	N/A	0.25	N/A
Voya Global Multi-Asset Fund	0.25	1.00	N/A	N/A	N/A	0.50	N/A	0.25	N/A
Voya Large-Cap Growth Fund	0.25	1.00	N/A	N/A	N/A	0.50	N/A	0.25	N/A
Voya Large Cap Value Fund	0.25	1.00	N/A	N/A	N/A	0.50	N/A	0.25	N/A
Voya Mid Cap Research Enhanced Index Fund	0.25	0.75	N/A	N/A	N/A	0.50	N/A	0.25	N/A
Voya MidCap Opportunities Fund	0.25	1.00	N/A	N/A	N/A	0.50	N/A	0.25	N/A
Voya Multi-Manager Mid Cap Value Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Voya Small Cap Growth Fund	0.25	1.00	N/A	N/A	N/A	0.50	N/A	0.25	N/A
Voya Small Company Fund	0.25	1.00	N/A	N/A	N/A	0.50	N/A	0.25	N/A
Voya SmallCap Opportunities Fund	0.25	1.00	N/A	N/A	N/A	0.50	N/A	0.25	N/A
Voya U.S. High Dividend Low Volatility Fund	0.25	N/A	N/A	N/A	N/A	N/A	N/A	0.25	N/A

Schedule B Last Amended: October 1, 2022, to reflect the addition of Class A, Class C, Class P3, Class R, Class T and Class W shares for Voya Small Cap Growth Fund.